UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 27, 2004

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)


           001-16503                                      98-0352587
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    (Commission File Number)                   (IRS Employer Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)


                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On October 27, 2004, Willis Group Holdings Limited ("WGHL") issued a press release (the "Press Release") reporting results for the quarter and nine months ended September 30, 2004 and announcing the approval of a regular quarterly cash dividend on the Company's common stock. A copy of the Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits.

             99.1    Press Release of WGHL dated October 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WILLIS GROUP HOLDINGS LIMITED


Date: October 28, 2004                       By: /s/ Mary E. Caiazzo
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                                             Name:   Mary E. Caiazzo
                                             Title:  Assistant General Counsel

                                  EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------

     99.1                          Press Release of WGHL dated October 27, 2004.